Citigroup Alternative Investments Multi-Adviser
Hedge Fund Portfolios LLC

55 E. 59th Street, 10th Floor
New York, NY 10022
(212) 559-4999

SUPPLEMENT DATED DECEMBER 31, 2008
TO THE OFFERING MEMORANDUM
DATED JULY 22, 2008
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This Supplement modifies the Offering Memorandum dated July 22, 2008 (the “Memorandum”) for Series G Shares of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the “Company”).  All capitalized words and expressions in this Supplement shall have the same meanings as defined in the Memorandum.

Modification of Tender Offer Terms

Commencing with the Company’s next regular tender offer, which is expected to be for the June 30, 2009 Valuation Date and dated March 27, 2009, there will be a “hold-back” applicable to each Shareholder tendering 95% or more of their Shares for repurchase.  The promissory note that will be issued to such a Shareholder when Shares are accepted for repurchase by the Company will provide for a two-step payment.  As the first payment, at least 95% of the amount due will be paid within 30 days of the Valuation Date; as the second payment, the remaining amounts due will be paid within 90 days of the Valuation Date.

These procedures will be applied in the discretion of the Board of Directors and are intended to allow a longer period in which modifications to the final Multi-Strategy Series G net asset value can be made, with corresponding adjustments in the value of Shares for purposes of subscriptions and repurchases.  The Company believes this flexibility protects all Shareholders and is desirable in light of recent unprecedented market volatility, which has impacted the timing of the underlying hedge fund valuation processes and in some cases delayed the reporting of their valuations to the Company.

All other terms with respect to tender offers by the Company are as described in the Memorandum and continue to be subject to variation from time to time by the Board of Directors.